SALOMON BROTHERS WORLDWIDE INCOME FUND INC

November 15, 2002

Dear Shareholder:

Enclosed herein is the annual report for the Salomon Brothers Worldwide Income Fund Inc ("Fund") for the year ended October 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

SPECIAL NOTICE TO SHAREHOLDERS

We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board of Directors of the Fund replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

PERFORMANCE REVIEW(1)

During the year ended October 31, 2002, the Fund distributed income dividends to shareholders totaling $1.51 per share. The table below shows the annualized distribution yields and 12-month total returns based on the Fund's October 31, 2002 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price(2).

                                                           ANNUALIZED                TWELVE-MONTH
                               PRICE PER SHARE        DISTRIBUTION YIELD(3)         TOTAL RETURN(3)
                               ---------------        ---------------------         ---------------
                               $11.29(NAV)                    12.62%                     4.35%
                               $11.60(NYSE)                   12.28%                     0.61%

---------------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(2) NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market (NYSE) price as determined by supply of and demand for the Fund's shares.
(3) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.11875 for 12 months. This rate is as of October 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution yield is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution yield only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

The Fund's Lipper Inc. ("Lipper")(4) peer group of emerging markets debt funds returned 9.79% based on NAV for the year ended October 31, 2002.

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

The year ended October 31, 2002 was characterized by a number of developments that affected investors' assessments of risk. The volatile performance of the U.S. equity market during the period is a good indicator of the level of investors' risk aversion. The S&P 500 Index(5) declined 16% during the fiscal period, experiencing one of the most volatile periods in recent times. The early conclusion of the war in Afghanistan encouraged investors at the beginning of the fiscal period, which contributed to a strengthening of riskier assets. The revelation of corporate misdeeds at Enron, WorldCom, Tyco and Global Crossing, however, caused a collapse of investor confidence in all risk-oriented markets during the middle part of this year. During this period, investors also became concerned about the uncertain outlook for the U.S. economic growth. Despite numerous speculations closer to the end of the fiscal period, the U.S. Federal Reserve Board ("Fed") didn't ease during this period. At the end of the period, the federal funds rate ("fed funds rate")(6) stood at 1.75%, the lowest in 40 years. Immediately after the close of the fiscal period, the Fed cut interest rates by 50 basis points(7), bringing down the fed funds rate to 1.25%.

EMERGING MARKETS

Emerging markets debt(8) returned 7.10% for the Fund's annual period ending October 31, 2002, as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")(9). Fourteen out of 16 EMBI+ countries posted positive returns, 10 of them outperforming the market. Brazil and Argentina, on the other hand, generated large negative returns, returning negative 3.99% and negative 51.14%, respectively.

Return volatility(10) for emerging markets debt for this period was 11.11%, substantially below long-term historical levels.

---------------
(4) Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended October 31, 2002, calculated among 12 funds in the emerging markets debt funds category with reinvestment of dividends and capital gains excluding sales charges.
(5) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(6) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(7) A basis point is one one-hundredth (1/100 or 0.01) of one percent.
(8) Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets.
(9) The EMBI+ is a total-return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.
(10) Return volatility is the standard deviation of monthly returns over the period being measured.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

LATIN AMERICA

Latin America as a region returned negative 5.89% for the 12-month period, sharply underperforming the Index. In particular, the region was affected by the political and fiscal uncertainty in Brazil, Argentina's economic difficulties post-default, Ecuador's inability to reach an agreement with the International Monetary Fund ("IMF")(11) and deteriorating fundamentals in Venezuela.

ARGENTINE DEBT returned negative 51.14% for the Fund's fiscal year, significantly underperforming the EMBI+. Following the country's default on all external debt obligations in December 2001, policymakers have struggled to free the economy from recession. Argentina must resolve a number of important issues before it can talk with investors about restructuring. Much uncertainty remains over how the situation in Argentina will play out over the next 12 months. We continue to monitor developments very closely.

BRAZILIAN DEBT returned negative 3.99% for the fiscal year, significantly underperforming the EMBI+. Brazil's poor performance was caused by the market's concerns about the future economic policies of the Lula administration. Throughout most of the Fund's fiscal year, the market was convinced that Lula would not be elected president. His steady progress in the polls and ultimate victory in elections led many investors to sell Brazilian debt. During this selloff and after several trips that we made to Brazil, we began adding to our position, as we believed that the new administration will adopt policies that will be more market-friendly than the general consensus was at the time. Brazilian debt rebounded in October as the market welcomed market-friendly comments from President-Elect Lula and his top advisers.

MEXICAN DEBT returned 12.47% for the annual period. The country's strong credit fundamentals supported its good performance in the quarter. High oil prices have supported Mexico's strong fiscal position, permitting the country to avoid budget cuts in this current economic slowdown. The primary risk to stability is political, as President Fox continues to work with the congressional opposition. We maintained our spread duration(12) overweight to Mexican sovereign debt(13) during this period.

ECUADORIAN DEBT returned 6.65% for this period. Despite the gain, Ecuador faces uncertainty related to the upcoming presidential elections. The inability of the current government to secure an IMF agreement has pressured Ecuador's debt in recent months. Ecuador does have the flexibility to meet its obligations without the IMF agreement, but that flexibility is dependent on spending cuts. Investor skepticism on Ecuador's ability to implement spending cuts accounts for the recent poor market performance. We, however, believe that the significant yield advantage compensates the Fund for the risk, and we remain overweight in Ecuador.

---------------
(11) The IMF is an international organization of various member countries, established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.
(12) Spread duration is the sensitivity of a bond's price to movements in dollar credit spreads. The spread duration of a bond is the percentage change in price for a 100 basis point change in the spread of the bond, assuming all other factors remain constant.
(13) Sovereign bonds are bonds issued by non-U.S. governments.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

EASTERN EUROPE/MIDDLE EAST/AFRICA

Non-Latin American countries outperformed Latin American countries during this period, returning 32.37%. In Europe, two major obstacles to the process of European Union ("EU") enlargement were removed in October. First, in a referendum, Ireland voted in favor of enlargement. Second, and perhaps more important, the EU reached agreement on its agricultural policy. It is expected that the first wave of candidates will join the EU as early as January 2004. These developments contributed to strong performance of European credits.

RUSSIAN DEBT, the EMBI+'s best performer, gained 48.82% for the Fund's annual period as measured by the EMBI+. High oil prices during the period strengthened Russia's credit fundamentals. President Putin has used this period of prosperity to promote his reform agenda. On October 17, Moody's(14) placed Russia on review for an upgrade to Ba2, which is likely to happen sometime before mid-January. We remained overweight in Russian debt for this period.

BULGARIAN DEBT outperformed the EMBI+ during this period, posting a gain of 21.02%. We believe the government's fiscal performance and active management of its liabilities have been good. Fitch(15) upgraded Bulgaria's long-term foreign-currency ratings to BB from BB-. We remained overweight in Bulgarian debt during the Fund's fiscal year, as it positively contributed to portfolio performance.

TURKISH DEBT returned 20.12% for the Fund's fiscal year. We began adding to our position at the beginning of this period and currently are overweight in Turkey. The country's strategic importance combined with its performance under the IMF program have attracted recent investor interest. The domestic economy has stabilized following a return of confidence, a lowering of interest rates and a stronger currency. Immediately after the close of the fiscal period, general elections were held in Turkey. The AK party won the majority of seats in Parliament and is in the process of forming the new government. The prices responded positively to the outcome of elections.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

EMBI+ sovereign spreads(16) tightened by 211 basis points and closed the period at 862 basis points over U.S. Treasury securities. We believe that at current spread levels the emerging debt market is attractive. We think that a combination of high yields offered by this asset class and the belief that the worst of the global risk aversion is behind us, should be supportive to emerging-markets debt. In addition, the volatility surrounding elections in Brazil and Turkey is in the past, which should be favorable for this asset class. Our main concern at this point would be increased global risk volatility related to the crisis in the Middle East. We remain vigilant in monitoring this risk as it pertains to our market.

---------------
(14) Moody's Investors Service is a nationally recognized credit-rating agency.
(15) Fitch Ratings is a nationally recognized credit-rating service.
(16) Sovereign yield spread is the difference between yields on sovereign securities of the same quality but different maturities or the difference between yields on sovereign securities of the same maturity but different quality.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

LOOKING FOR ADDITIONAL INFORMATION?

The Salomon Brothers Worldwide Income Fund Inc is traded on the New York Stock Exchange under the symbol "SBW" and its closing market price is available in most newspapers under the New York Stock Exchange listings. Daily net asset value closing prices are available online under symbol XSBWX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

In a continuing effort to provide information concerning the Salomon Brothers Worldwide Income Fund Inc, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations.

Thank you for your investment in the Salomon Brothers Worldwide Income Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ R. JAY GERKEN                                            /s/ PETER J. WILBY
R. JAY GERKEN                                                PETER J. WILBY
Chairman                                                     President

/s/ JAMES E. CRAIGE                                          /s/ BETH A. SEMMEL
JAMES E. CRAIGE                                              BETH A. SEMMEL
Executive Vice President                                     Executive Vice President

The information provided in this letter by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 6 through 10 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of October 31, 2002 and are subject to change.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS

October 31, 2002

               FACE
              AMOUNT                                                  SECURITY (a)                                  VALUE
-----------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS -- 86.5%
ARGENTINA -- 3.0%
                                              Republic of Argentina:
                        $13,256,000             Due 4/10/05 (b)...........................................       $  3,446,560
                          6,998,000             Series E, zero coupon due 10/15/03........................          2,274,350
                                                                                                                 ------------
                                                                                                                    5,720,910
                                                                                                                 ------------
BRAZIL -- 24.7%
                                              Federal Republic of Brazil:
                          6,725,000             11.250% due 7/26/07.......................................          4,623,437
                         22,580,000             11.500% due 3/12/08.......................................         15,241,500
                          6,420,000             14.500% due 10/15/09......................................          4,702,650
                          9,650,000             12.000% due 4/15/10.......................................          6,031,250
                          4,100,000             10.125% due 5/15/27.......................................          2,137,125
                          2,050,000             12.250% due 3/6/30........................................          1,204,375
                            184,712             C Bond, 8.000% due 4/15/14................................            108,287
                                                DCB, Series L:
                         24,400,000               Bearer, 2.625% due 4/15/12 (c)..........................         11,773,000
                          1,225,000               Registered, 2.625% due 4/15/12 (c)......................            591,063
                            348,904             MYDFA, 2.6875% due 9/15/07 (c)............................            218,937
                                                                                                                 ------------
                                                                                                                   46,631,624
                                                                                                                 ------------
BULGARIA -- 2.8%
                                              Republic of Bulgaria:
                          1,200,000             8.250% due 1/15/15........................................          1,284,000
                          4,189,037             Discount Bond, Series A, 2.6875% due 7/28/24 (c)..........          3,921,986
                                                                                                                 ------------
                                                                                                                    5,205,986
                                                                                                                 ------------
COLOMBIA -- 5.1%
                                              Republic of Colombia:
                          1,000,000             11.159% due 8/13/05 (c)...................................            980,000
                          2,600,000             7.625% due 2/15/07........................................          2,320,500
                          3,000,000             8.625% due 4/1/08.........................................          2,677,500
                            350,000             9.750% due 4/23/09........................................            318,763
                          1,550,000             9.750% (putable 4/25/05) due 4/23/09 (d)..................          1,538,375
                          1,225,000             10.000% due 1/23/12.......................................          1,113,219
                          1,000,000             8.700% due 2/15/16........................................            715,000
                                                                                                                 ------------
                                                                                                                    9,663,357
                                                                                                                 ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)

October 31, 2002

               FACE
              AMOUNT                                                  SECURITY (a)                                  VALUE
-----------------------------------------------------------------------------------------------------------------------------
COSTA RICA -- 0.5%
                        $   850,000           Republic of Costa Rica, 9.995% due 8/1/20 (e)...............       $    932,875
                                                                                                                 ------------
CROATIA -- 0.0%
                             12,357           Republic of Croatia, Series A, 2.6875% due 7/31/10 (c)......             12,326
                                                                                                                 ------------
ECUADOR -- 5.3%
                                              Republic of Ecuador:
                          5,150,000             12.000% due 11/15/12......................................          2,768,125
                         13,150,000             6.000% due 8/15/30 (c)....................................          5,457,250
                          4,499,000             6.000% due 8/15/30 (c)(e).................................          1,867,085
                                                                                                                 ------------
                                                                                                                   10,092,460
                                                                                                                 ------------
JAMAICA -- 1.0%
                          1,610,000           Government of Jamaica, 12.750% due 9/1/07 (e)...............          1,831,375
                                                                                                                 ------------
MEXICO -- 11.5%
                                              United Mexican States:
                          1,250,000             8.375% due 1/14/11........................................          1,359,375
                          1,750,000             11.375% due 9/15/16.......................................          2,217,250
                          7,950,000             8.125% due 12/30/19.......................................          7,959,938
                          9,400,000             8.300% due 8/15/31........................................          9,364,750
                            750,000             Par Bond, Series A, 6.250% due 12/31/19...................            726,094
                                                                                                                 ------------
                                                                                                                   21,627,407
                                                                                                                 ------------
PANAMA -- 3.0%
                          6,399,969           Republic of Panama, IRB, 5.000% due 7/17/14 (c).............          5,631,973
                                                                                                                 ------------
PERU -- 2.1%
                          5,463,500           Republic of Peru, PDI Bond, 4.500% due 3/7/17 (c)...........          4,002,014
                                                                                                                 ------------
PHILIPPINES -- 4.5%
                                              Republic of Philippines:
                            500,000             8.375% due 3/12/09........................................            506,550
                             50,000             9.875% due 1/15/19........................................             49,687
                          1,068,000             9.500% due 10/21/24.......................................          1,164,787
                          2,000,000             10.625% due 3/16/25 (f)...................................          2,066,250
                          3,000,000             DCB, Series 92-B, 2.9375% due 12/1/09 (c).................          2,775,000
                          2,000,000             FLIRB, Series B, 2.9375% due 6/1/08 (c)...................          1,890,000
                                                                                                                 ------------
                                                                                                                    8,452,274
                                                                                                                 ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)

October 31, 2002

               FACE
              AMOUNT                                                  SECURITY (a)                                  VALUE
-----------------------------------------------------------------------------------------------------------------------------
RUSSIA -- 14.0%
                                              Russian Government:
                        $ 6,815,000             11.000% due 7/24/18.......................................       $  7,871,325
                         13,540,000             12.750% due 6/24/28.......................................         17,508,912
                          1,375,000             5.000% due 3/31/30 (c)....................................          1,051,016
                                                                                                                 ------------
                                                                                                                   26,431,253
                                                                                                                 ------------
TURKEY -- 5.1%
                                              Republic of Turkey:
                          8,525,000             12.375% due 6/15/09.......................................          8,738,125
                          1,025,000             11.875% due 1/15/30 (f)...................................            963,500
                                                                                                                 ------------
                                                                                                                    9,701,625
                                                                                                                 ------------
URUGUAY -- 3.6%
                                              Republic of Uruguay:
                          3,575,000             7.875% due 3/25/09........................................          1,662,375
                          3,450,000             8.750% due 6/22/10........................................          1,673,250
                            250,000             7.625% due 1/20/12........................................            114,375
                          4,950,000             7.875% due 7/15/27........................................          2,147,063
                          1,184,210             DCB, Series B, 2.875% due 2/19/07 (c).....................            621,710
                          1,029,412             NMB, 3.000% due 2/19/06 (c)...............................            561,029
                                                                                                                 ------------
                                                                                                                    6,779,802
                                                                                                                 ------------
VENEZUELA -- 0.3%
                                              Republic of Venezuela:
                            338,903             DCB, Series DL, 2.875% due 12/18/07 (c)...................            268,157
                            455,444             NMB, Series A, 3.000% due 12/18/05 (c)....................            373,748
                                                                                                                 ------------
                                                                                                                      641,905
                                                                                                                 ------------

                                              TOTAL SOVEREIGN BONDS (Cost -- $182,215,666)................        163,359,166
                                                                                                                 ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)

October 31, 2002

               FACE
              AMOUNT                                                  SECURITY (a)                                  VALUE
-----------------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS (c)(g) -- 4.6%
MOROCCO -- 4.6%
                                              Kingdom of Morocco:
                        $ 9,663,333             Tranche A, 2.5625% due 1/2/09 (Credit Suisse First Boston
                                                  Inc., J.P. Morgan Chase & Co.)..........................       $  8,600,367
                            147,052             Tranche B, 2.5625% due 1/2/04 (Morgan Stanley Emerging
                                                  Markets Inc.)...........................................            134,553
                                                                                                                 ------------

                                              TOTAL LOAN PARTICIPATIONS (Cost -- $9,022,944)..............          8,734,920
                                                                                                                 ------------
CORPORATE BONDS -- 4.8%
MEXICO -- 4.8%
                                              PEMEX Project Funding Master Trust:
                          8,000,000             9.125% due 10/13/10.......................................          8,740,000
                            250,000             8.000% due 11/15/11.......................................            258,125
                                                                                                                 ------------

                                              TOTAL CORPORATE BONDS (Cost -- $8,762,431)                            8,998,125
                                                                                                                 ------------
        WARRANTS/
          RIGHTS
-----------------------------------
WARRANTS AND RIGHTS (h) -- 0.0%
                              2,000 (Warrants) Asia Pulp & Paper (Exercisable into 12.914 shares of Asia
                                                Pulp & Paper at an exercise price of $7.8375 per share)
                                                (Expiring 3/15/05) (e)....................................                 20
                             76,755 (Rights)  Venezuela Discount Rights (i)...............................                  1
                                                                                                                 ------------

                                              TOTAL WARRANTS AND RIGHTS (Cost -- $0)......................                 21
                                                                                                                 ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)

October 31, 2002

           FACE
          AMOUNT                                                 SECURITY (a)                                    VALUE
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.1%
                        $ 3,000,000           Greenwich Capital Markets Inc., 1.870% due 11/1/02; Proceeds
                                                at maturity -- $3,000,156; (Fully collateralized by U.S.
                                                Treasury Notes, 6.000% due 8/15/09; Market
                                                value -- $3,062,125)......................................       $  3,000,000
                          1,682,000           State Street Bank and Trust Co., 1.800% due 11/1/02;
                                                Proceeds at maturity -- $1,682,084; (Fully collateralized
                                                by U.S. Treasury Bonds, 8.500% due 2/15/20; Market
                                                value -- $1,716,149)......................................          1,682,000
                          3,000,000           UBS Warburg PaineWebber, 1.850% due 11/1/02; Proceeds at
                                                maturity -- $3,000,154; (Fully collateralized by U.S.
                                                Treasury Bonds, 11.750% due 11/15/14; Market
                                                value -- $3,061,250)......................................          3,000,000
                                                                                                                 ------------

                                              TOTAL REPURCHASE AGREEMENTS (Cost -- $7,682,000)............          7,682,000
                                                                                                                 ------------

                                              TOTAL INVESTMENTS -- 100% (Cost -- $207,683,041*)...........       $188,774,232
                                                                                                                 ============

---------------

 (a) All securities, except for those that are on loan, are segregated as collateral pursuant to a revolving credit facility.

 (b) Security is currently in default.

 (c) Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.

 (d) If notes are not put on 4/25/05, issue will be funded with Republic of Colombia, 9.750% due 4/23/09.

 (e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

 (f) All or a portion of this security is on loan (See Note 8).

 (g) Participation interests were acquired through the financial institutions indicated parenthetically.

(h) Non-income producing security.

 (i) Securities valued in accordance with fair valuation procedures.

  *  Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
------------------------------------
C Bond  --   Capitalization Bond.
DCB     --  Debt Conversion Bond.
FLIRB   --  Front Loaded Interest Reduction Bond.
IRB     --  Interest Reduction Bond.
MYDFA   --  Multi Year Depository Facility Agreement.
NMB     --  New Money Bond.
PDI     --  Past Due Interest.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

ASSETS:
  Investments, at value (Cost -- $207,683,041)..............  $188,774,232
  Foreign currency, at value (Cost -- $83,661)..............        34,144
  Cash......................................................            65
  Receivable for securities sold............................    12,971,492
  Interest receivable.......................................     4,010,737
  Collateral for securities on loan (Note 8)................     2,869,800
  Prepaid expenses..........................................         6,821
                                                              ------------
  TOTAL ASSETS..............................................   208,667,291
                                                              ------------
LIABILITIES:
  Loan payable (Note 4).....................................    60,000,000
  Payable for securities on loan (Note 8)...................     2,869,800
  Loan interest payable.....................................       146,559
  Investment advisory fee payable...........................       102,677
  Administration fee payable................................        17,113
  Accrued expenses..........................................       201,432
                                                              ------------
  TOTAL LIABILITIES.........................................    63,337,581
                                                              ------------
TOTAL NET ASSETS............................................  $145,329,710
                                                              ============
NET ASSETS:
  Common stock ($0.001 par value, authorized 100,000,000
    shares; 12,868,145 shares outstanding)..................  $     12,868
  Additional paid-in capital................................   179,135,731
  Undistributed net investment income.......................       141,993
  Accumulated net realized loss from security
    transactions............................................   (15,002,556)
  Net unrealized depreciation of investments and foreign
    currencies..............................................   (18,958,326)
                                                              ------------
TOTAL NET ASSETS............................................  $145,329,710
                                                              ============
NET ASSET VALUE, PER SHARE ($145,329,710 / 12,868,145 shares
  outstanding)..............................................        $11.29
                                                              ============

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended October 31, 2002

INCOME:
  Interest (includes amortization of net premium/discount of
    $5,773,265).............................................  $ 24,362,084
                                                              ------------
EXPENSES:
  Interest on loan..........................................     1,887,724
  Investment advisory fee (Note 2)..........................     1,415,131
  Administration fee (Note 2)...............................       235,855
  Loan fees.................................................       150,969
  Audit and legal...........................................       129,129
  Custody...................................................       117,815
  Shareholder communications................................        72,391
  Transfer agent fees.......................................        36,909
  Accounting fees...........................................        36,530
  Directors' fees...........................................        32,123
  Registration fees.........................................        31,500
  Other.....................................................        31,349
                                                              ------------
  TOTAL EXPENSES............................................     4,177,425
                                                              ------------
NET INVESTMENT INCOME.......................................    20,184,659
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 3, 7 AND 10):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term
     securities)............................................       (26,489)
    Options purchased.......................................       419,542
    Foreign currency transactions...........................    (2,445,289)
                                                              ------------
  NET REALIZED LOSS.........................................    (2,052,236)
                                                              ------------
  Change in Net Unrealized Depreciation From:
    Security transactions...................................   (10,822,633)
    Foreign currency transactions...........................       (71,825)
                                                              ------------
  INCREASE IN NET UNREALIZED DEPRECIATION...................   (10,894,458)
                                                              ------------
NET LOSS ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCIES.....   (12,946,694)
                                                              ------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $  7,237,965
                                                              ============

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended October 31,

                                                                   2002           2001
------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income...................................   $ 20,184,659   $ 19,792,166
    Net realized loss.......................................     (2,052,236)      (300,998)
    Increase in net unrealized depreciation.................    (10,894,458)    (6,143,071)
                                                               ------------   ------------
    INCREASE IN NET ASSETS FROM OPERATIONS..................      7,237,965     13,348,097
                                                               ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................    (19,412,575)   (22,634,124)
                                                               ------------   ------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................    (19,412,575)   (22,634,124)
                                                               ------------   ------------
FUND SHARE TRANSACTIONS:
    Proceeds from shares issued in reinvestment of dividends
      (64,091 and 41,474 shares issued, respectively).......        803,128        527,907
                                                               ------------   ------------
    INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.....        803,128        527,907
                                                               ------------   ------------
DECREASE IN NET ASSETS......................................    (11,371,482)    (8,758,120)
                                                               ------------   ------------
NET ASSETS:
    Beginning of year.......................................    156,701,192    165,459,312
                                                               ------------   ------------
    END OF YEAR*............................................   $145,329,710   $156,701,192
                                                               ============   ============
* Includes undistributed net investment income of:..........       $141,993     $1,307,864
                                                               ============   ============

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2002

CASH FLOWS PROVIDED BY (USED BY) OPERATING ACTIVITIES:
    Purchases of long-term portfolio investments............     $(294,976,180)
    Proceeds from disposition of long-term portfolio
     investments and principal paydowns.....................       301,518,033
    Net sales of short-term portfolio investments...........        (1,653,458)
                                                                 -------------
                                                                     4,888,395
    Net investment income...................................        20,184,659
    Amortization of net premium/discount on investments.....        (5,773,265)
    Net change in receivables/payables related to
     operations.............................................          (603,233)
    Net change in unrealized depreciation on foreign
     currency...............................................           (49,517)
                                                                 -------------
    NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES.........        18,647,039
                                                                 -------------
CASH FLOWS PROVIDED BY (USED BY) FINANCING ACTIVITIES:
    Proceeds from reinvestment of dividends.................           803,128
    Cash dividends paid.....................................       (19,412,575)
                                                                 -------------
    NET CASH FLOWS USED BY FINANCING ACTIVITIES.............       (18,609,447)
                                                                 -------------
NET INCREASE IN CASH........................................            37,592
Payable to bank, Beginning of year..........................            (3,383)
                                                                 -------------
CASH, END OF YEAR...........................................     $      34,209
                                                                 =============

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers Worldwide Income Fund Inc ("Fund") was incorporated in Maryland on October 21, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield foreign sovereign debt securities and high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Fund's assets, all securities for
which market quotations are readily available are valued (except as described below) (i) at the last sales price prior to the time of determination if there was a sales price on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded sovereign bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by the Board of Directors.

(b) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(c) FOREIGN CURRENCY TRANSLATION.   The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the 12:00 noon rate of exchange reported by Reuters;

(ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains on foreign currency transactions represent net foreign exchange gains from disposition of foreign currency, gains or losses realized between the trade and settlement dates on security transactions, and the difference between amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currency translation.

(d) FORWARD CURRENCY CONTRACTS.   A forward currency contract ("forward
contract") is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contracts are valued on each valuation date at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

(e) OPTION CONTRACTS.   When the Fund writes or purchases a call or a put
option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option. If a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

(f) CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends and distributions from net investment income and from net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations. For the year ended October 31, 2002, the Fund paid interest expense of $2,434,751.

(g) SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes discount and amortizes premium on securities purchased using the effective interest method.

(h) FEDERAL INCOME TAXES.   It is the Fund's intention to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to shareholders. Therefore, no federal income tax or excise tax provision is required.

(i) DIVIDEND AND DISTRIBUTION TO SHAREHOLDERS.   The Fund declares and pays
dividends monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards will be distributed annually. Dividends are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

(j) CHANGE IN ACCOUNTING POLICY.   In November 2000, the American Institute of
Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and all discounts on all fixed-income securities. The Fund adopted the requirement November 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended October 31, 2002, interest income decreased by $87,324, net realized gains increased by $21,516 and the change in net unrealized depreciation of investments decreased by $65,808. In addition, the Fund recorded an adjustment to decrease the cost of securities and decrease accumulated undistributed net investment income by $3,398 to reflect the cumulative effect of this change up to the date of the adoption.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc ("Adviser"), a wholly-owned subsidiary of Salomon Smith Barney Holdings, Inc., which is a subsidiary of Citigroup Inc. ("Citigroup"). The Fund's Adviser is responsible for the day to day management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. The Fund pays the Adviser a monthly fee for its advisory services at an annual rate of 0.90% of the value of the Fund's average weekly net assets.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

The Adviser also serves as Administrator to the Fund and Prudential Investments Fund Management, Inc. serves as Sub-administrator. The Administrator and Sub-administrator perform certain administrative services necessary for the operation of the Fund. Under the terms of the Administration Agreement, the Fund pays the Administrator a monthly fee at an annual rate of 0.15% of the value of the Fund's average weekly net assets up to $250 million and 0.125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator 80% of such fees collected for its services.

At October 31, 2002, the Adviser did not own any shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Adviser.

The Fund pays each Director not affiliated with the Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting, a fee of $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 3. PORTFOLIO ACTIVITY

During the year ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases...................................................  $292,447,743
                                                              ============
Sales.......................................................  $294,329,640
                                                              ============

At October 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $  6,508,001
Gross unrealized depreciation...............................   (26,418,025)
                                                              ------------
Net unrealized depreciation.................................  $(19,910,024)
                                                              ============

NOTE 4. BANK LOAN

The Fund had outstanding a $60,000,000 loan pursuant to a secured loan agreement with ING Baring (U.S.) Capital Corporation which matured on November 20, 2001.

At October 31, 2002, the Fund had a $66,000,000 loan available pursuant to a revolving credit and security agreement, of which the Fund had $60,000,000 outstanding with CXC, LLC, an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America, Inc. an affiliate of the Adviser, acts as administrative agent. The loans generally bear interest

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

NOTE 5. LOAN PARTICIPATIONS

The Fund invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The total cost of the Fund's loan participations at October 31, 2002 was $9,022,944.

In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreements relating to the loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

NOTE 6. "WHEN AND IF" ISSUED BONDS

"When and if " issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if " issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if " issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if " issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

NOTE 7. OPTION CONTRACTS

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At October 31, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

For the year ended October 31, 2002, the Fund did not enter into any written covered call or put option contracts.

NOTE 8. LENDING OF PORTFOLIO SECURITIES

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2002, the Fund loaned bonds having a market value of $2,800,033. The Fund received cash collateral amounting to $2,869,800 which was invested into State Street Navigator Securities Lending Trust Prime Portfolio.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 9. CREDIT AND MARKET RISK

The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At October 31, 2002, the Fund had a concentration of credit risk in sovereign debt of emerging market countries.

Investing in foreign securities may also involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the risks of loss from currency devaluations and other exchange rate fluctuations.

NOTE 10. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 2002, the Fund did not have any open forward foreign currency contracts.

Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal or interest is greater.

NOTE 11. DISTRIBUTIONS TO SHAREHOLDERS

On July 18, 2002, the Board of Directors of the Fund declared a dividend from net investment income, in the amount of $0.11875 per share, payable on November 29, 2002 to shareholders of record on November 13, 2002. On October 23, 2002, the Board of Directors of the Fund declared three dividends from net investment income, in the amount of $0.15759, $0.11875 and $0.11875 per share, payable on December 27, 2002, January 31, 2003 and February 28, 2003 to shareholders of record on December 17, 2002, January 14, 2003 and February 19, 2003, respectively.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 12. CAPITAL LOSS CARRYFORWARD

At October 31, 2002, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $14,071,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                                                            2007          2010
                                                         -----------   ----------
Carryforward Amounts..................................   $11,510,000   $2,561,000

NOTE 13. INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

At October 31, 2002, the tax basis components of distributable earnings were:

Undistributed ordinary income...............................   $    211,199
Accumulated capital losses..................................    (14,070,547)
Unrealized depreciation.....................................    (19,959,541)

The difference between book basis and tax basis unrealized depreciation is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2002 was:

Ordinary income.............................................   $ 19,412,575

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Data for a share of common stock outstanding throughout each year ended October 31, unless otherwise noted:

                                               2002(1)      2001       2000       1999       1998
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...........    $12.24     $12.96     $11.77      $9.70     $15.65
                                                 ------     ------     ------   --------    -------
INCOME (LOSS) FROM OPERATIONS:
    Net investment income(2).................      1.57       1.57       1.78       1.74       1.87
    Net realized and unrealized gain
      (loss)(2)..............................     (1.01)     (0.52)      1.08       2.15      (5.16)
                                                 ------     ------     ------   --------    -------
Total Income (Loss) From Operations..........      0.56       1.05       2.86       3.89      (3.29)
                                                 ------     ------     ------   --------    -------
LESS DISTRIBUTIONS FROM:
    Net investment income....................     (1.51)     (1.77)     (1.67)     (1.82)     (1.66)
    Net realized gains.......................        --         --         --         --      (1.00)
                                                 ------     ------     ------   --------    -------
Total Distributions..........................     (1.51)     (1.77)     (1.67)     (1.82)     (2.66)
                                                 ------     ------     ------   --------    -------
NET ASSET VALUE, END OF YEAR.................    $11.29     $12.24     $12.96     $11.77      $9.70
                                                 ======     ======     ======   ========    =======
MARKET VALUE, END OF YEAR....................    $11.60     $13.00     $11.50   $11.0625    $10.875
                                                 ======     ======     ======   ========    =======
TOTAL RETURN(3)..............................      0.61%     30.15%     20.06%     20.49%      4.83%
RATIOS TO AVERAGE NET ASSETS:
    Total expenses, including interest
      expense................................      2.67%      4.04%      4.34%      4.22%      3.48%
    Total expenses, excluding interest
      expense (operating expenses)...........      1.46%      1.32%      1.24%      1.36%      1.32%
    Net investment income(2).................     12.91%     12.13%     13.65%     16.06%     13.35%
SUPPLEMENTAL DATA:
    Net assets, end of year (000's)..........  $145,330   $156,701   $165,459   $150,184   $122,877
    Average net assets (000's)...............  $156,343   $163,117   $165,290   $137,389   $177,337
    Portfolio turnover rate..................       143%       192%       119%        80%       122%
    Asset coverage for Loan outstanding......       342%       361%       376%       350%       305%
    Weighted average bank loan (000's).......   $60,000    $60,000    $60,000    $60,000    $60,000
    Weighted average interest rate on bank
      loan...................................      3.10%      7.29%      8.44%      6.45%      6.40%

--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in Note 1, for the year ended October 31, 2002, those amounts would have been $1.58, $1.02 and 12.97% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon Brothers Worldwide Income Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Worldwide Income Fund Inc ("Fund") at October 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 19, 2002

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of Salomon Brothers Worldwide Income Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below:

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                     FUND COMPLEX
                                                  TERM OF            PRINCIPAL        OVERSEEN BY
                                POSITION(S)    OFFICE(1) AND       OCCUPATION(S)       DIRECTOR             OTHER
                                 HELD WITH       LENGTH OF          DURING PAST       (INCLUDING        DIRECTORSHIPS
    NAME, ADDRESS AND AGE         FUND(1)       TIME SERVED           5 YEARS          THE FUND)       HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED
DIRECTORS:
Carol L. Colman                Director and      Since          Consultant, Colman         29        None
Colman Consulting Co., Inc.    Member of the     2002           Consulting
278 Hawley Road                Audit
North Salem, NY 10560          Committee,
Age 56                         Class II
Daniel P. Cronin               Director and      Since          Associate General          26        None
Pfizer Inc.                    Member of the     1993           Counsel, Pfizer
235 East 42nd Street           Audit                            Inc.
New York, NY 10017             Committee,
Age 56                         Class III
Leslie H. Gelb                 Director and      Since          President,                 32        Britannica.com;
The Council on                 Member of the     2001           the Council on                       Director of 2
Foreign Relations              Audit                            Foreign Relations;                   registered
58 East 68th Street            Committee,                       formerly,                            investment companies
New York, NY 10021             Class I                          Columnist, Deputy                    advised by Advantage
Age 64                                                          Editorial                            Advisers, Inc.
                                                                Page Editor and                      ("Advantage")
                                                                Editor, Op-Ed Page,
                                                                The New York Times
Riordan Roett                  Director and      Since          Professor and              32        The Latin American
The Johns Hopkins University   Member of the     1995           Director, Latin                      Equity Fund, Inc.
1710 Massachusetts Ave, NW     Audit                            American Studies
Washington, DC 20036           Committee,                       Program, Paul H.
Age 63                         Class III                        Nitze
                                                                School of Advanced
                                                                International
                                                                Studies, The Johns
                                                                Hopkins University
Jeswald W. Salacuse            Director and      Since          Henry J. Braker            32        Municipal Advantage
Tufts University               Member of the     1993           Professor of                         Fund Inc.; Director
The Fletcher School of         Audit                            Commercial Law and                   of 2 registered
Law & Diplomacy                Committee,                       formerly Dean, The                   investment companies
Packard Avenue                 Class I                          Fletcher School of                   advised by Advantage
Medford, MA 02155                                               Law & Diplomacy,
Age 64                                                          Tufts University

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (unaudited) (continued)

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                    FUND COMPLEX
                                                  TERM OF           PRINCIPAL        OVERSEEN BY
                                POSITION(S)    OFFICE(1) AND      OCCUPATION(S)       DIRECTOR             OTHER
                                 HELD WITH       LENGTH OF         DURING PAST       (INCLUDING        DIRECTORSHIPS
    NAME, ADDRESS AND AGE         FUND(1)       TIME SERVED          5 YEARS          THE FUND)       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------
INTERESTED
DIRECTOR:
R. Jay Gerken                  Director and       Since        Managing Director,        221        None
SSB                            Chairman,          2002         Salomon Smith
399 Park Avenue                Class II                        Barney Inc.
New York, NY 10022                                             ("SSB"); formerly,
Age 51                                                         portfolio manager,
                                                               Smith Barney Growth
                                                               and Income Fund
                                                               (1994-2000) and
                                                               Smith Barney
                                                               Allocation Series
                                                               Inc. (1996-2001)
OFFICERS:
Peter J. Wilby                 President          Since        Managing Director         N/A        N/A
SSB                                               2002         of SSB and Salomon
399 Park Avenue                                                Brothers Asset
New York, NY 10022             Executive Vice     1993-        Management Inc
Age 43                         President          2002         ("SBAM")
                                                               since January 1996
Lewis E. Daidone               Executive Vice     Since        Managing Director         N/A        N/A
SSB                            President and      2002         of SSB; Chief
125 Broad Street, 11th Floor   Chief                           Financial Officer
New York, NY 10004             Administrative                  of the Smith Barney
Age 45                         Officer                         Mutual Funds;
                                                               Director and Senior
                               Executive Vice                  Vice President of
                               President and      1998-        Smith Barney Fund
                               Treasurer          2002         Management LLC
                                                               ("SBFM") and
                                                               Travelers
                                                               Investment Adviser,
                                                               Inc. ("TIA")
Irving P. David                Chief              Since        Director of SSB           N/A        N/A
SSB                            Financial        July 2002
125 Broad Street, 10th Floor   Officer and
New York, NY 10004             Treasurer
Age 41
                               Controller       May-July
                                                  2002

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (unaudited) (continued)

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                    FUND COMPLEX
                                                  TERM OF           PRINCIPAL        OVERSEEN BY
                                POSITION(S)    OFFICE(1) AND      OCCUPATION(S)       DIRECTOR             OTHER
                                 HELD WITH       LENGTH OF         DURING PAST       (INCLUDING        DIRECTORSHIPS
    NAME, ADDRESS AND AGE         FUND(1)       TIME SERVED          5 YEARS          THE FUND)       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------
James E. Craige                Executive Vice     Since        Managing Director         N/A        N/A
SSB                            President          1996         of SSB and SBAM
399 Park Avenue                                                since December
New York, NY 10022                                             1998.
Age 35                                                         Director of SSB and
                                                               SBAM since January
                                                               1998 and Vice
                                                               President of SSB
                                                               and SBAM from May
                                                               1992 to January
                                                               1998
Beth A. Semmel                 Executive Vice     Since        Managing Director         N/A        N/A
SSB                            President          1996         of SSB and SBAM
399 Park Avenue                                                since December
New York, NY 10022                                             1998. Director of
Age 41                                                         SSB and SBAM since
                                                               January 1996
Thomas K. Flanagan             Executive Vice     Since        Managing Director,        N/A        N/A
SBAM                           President          1994         SBAM (since 1998);
399 Park Avenue                                                Director, SBAM and
New York, NY 10022                                             SSB (from 1991 to
Age 49                                                         1999)
Maureen O'Callaghan            Executive Vice     Since        Managing Director,        N/A        N/A
SBAM                           President          1996         SBAM (since January
399 Park Avenue                                                2001); Director and
New York, NY 10022                                             Vice President,
Age 38                                                         SBAM (prior to
                                                               2001)
Frances M. Guggino             Controller         Since        Vice President,           N/A        N/A
SSB                                               2002         Citigroup Asset
125 Broad Street, 10th Floor                                   Management
New York, NY 10004
Age 40
Christina T. Sydor             Secretary          Since        Managing Director         N/A        N/A
SSB                                               1998         of SSB, General
300 First Stamford Place                                       Counsel and
4th Floor                                                      Secretary of
Stamford, CT 06902                                             SBFM and TIA
Age 51

---------------

(1)  The Fund's Board of Directors is divided into three classes:
     Class I, Class II and Class III. The terms of office of the
     Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2005, year 2003 and year 2004, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The
     Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
ADDITIONAL SHAREHOLDER INFORMATION(unaudited)

Results of Annual Meeting of Shareholders

The Fund held its Annual Meeting of Shareholders on February 21, 2002 for the purpose of voting upon the election of Leslie H. Gelb and Jeswald W. Salacuse as Class I Directors of the Fund, to serve until the 2005 Annual Meeting of Shareholders. The following table provides information concerning the matter voted upon at the Meeting:

1. Election of Directors

                                                        VOTES      VOTES
    NAME OF DIRECTOR                       VOTES FOR   AGAINST    WITHHELD   ABSTENTIONS
    ------------------------------------------------------------------------------------
    Leslie H. Gelb                         11,839,070   148,514      --         --
    Jeswald W. Salacuse                    11,839,170   148,414      --         --
    ------------------------------------------------------------------------------------

At October 31, 2002, in addition to Leslie H. Gelb and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Dr. Riordan Roett
R. Jay Gerken

ELECTION OF NEW DIRECTORS

Effective May 3, 2002 and September 11, 2002, respectively, Carol L. Colman and
R. Jay Gerken were appointed by the Board of Directors as Class II Directors of the Fund and will serve as nominees for election as Directors by shareholders at the Fund's next annual meeting of shareholders.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF

DIVIDEND REINVESTMENT PLAN   (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

1. Each shareholder initially purchasing shares of common stock ("Shares") of Salomon Brothers Worldwide Income Fund Inc ("Fund") on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF

DIVIDEND REINVESTMENT PLAN   (unaudited) (continued)

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF

DIVIDEND REINVESTMENT PLAN   (unaudited) (continued)

Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF

DIVIDEND REINVESTMENT PLAN   (unaudited) (continued)

Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

16. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------
DIRECTORS

CAROL L. COLMAN

      Consultant, Colman Consulting

DANIEL P. CRONIN

      Associate General Counsel,
      Pfizer International Inc.

LESLIE H. GELB

      President, The Council on Foreign Relations

R. JAY GERKEN

      Managing Director,
      Salomon Smith Barney Inc.

RIORDAN ROETT

      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      The Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker
      Professor of Commercial Law, and
      formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University

CHARLES F. BARBER, EMERITUS

      Consultant; formerly Chairman,
      ASARCO Inc.

---------
OFFICERS

R. JAY GERKEN

      Chairman

PETER J. WILBY

      President

LEWIS E. DAIDONE

      Executive Vice President and Chief Administrative Officer

IRVING P. DAVID

      Chief Financial Officer and Treasurer

THOMAS K. FLANAGAN

      Executive Vice President

BETH A. SEMMEL

      Executive Vice President

MAUREEN O'CALLAGHAN

      Executive Vice President

JAMES E. CRAIGE

      Executive Vice President

FRANCES M. GUGGINO

      Controller

CHRISTINA T. SYDOR

      Secretary
----------------------
SALOMON BROTHERS

WORLDWIDE INCOME FUND INC

      125 Broad Street
      10th Floor, MF-2
      New York, New York 10004
      For information call (toll free)
      1-888-777-0102

INVESTMENT ADVISER AND ADMINISTRATOR

      Salomon Brothers Asset Management Inc
      399 Park Avenue
      New York, New York 10022

SUB-ADMINISTRATOR

      Prudential Investments Fund
      Management, Inc.
      Gateway Center 3
      100 Mulberry Street
      Newark, New Jersey 07102

CUSTODIAN

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

TRANSFER AGENT

      American Stock Transfer & Trust Company
      59 Maiden Lane
      New York, New York 10038

INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

      SBW

 NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH
 SECTION 23(c) OF THE INVESTMENT COMPANY ACT
 OF 1940 THAT THE FUND MAY PURCHASE, FROM TIME
 TO TIME, SHARES OF ITS COMMON STOCK AT MARKET
 PRICES.

THIS REPORT IS FOR STOCKHOLDER INFORMATION.

THIS IS NOT A PROSPECTUS INTENDED FOR USE IN THE PURCHASE OR SALE OF FUND
SHARES.
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

AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10038
                                                                    SBWANN 10/02

[GRAPHIC]


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                                                     SALOMON BROTHERS

                                                     WORLDWIDE INCOME FUND INC

                                                   ANNUAL REPORT

                                                   October 31, 2002


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                                               SALOMON BROTHERS ASSET MANAGEMENT
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